UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 6, 2017 (December 30, 2016)

EZTD INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51255	98-0374121
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Yehezkel Koifman Street, Tel-Aviv

68012, Israel

(Address of Principal Executive Offices)

+972-73-705-8000

(Issuer’s telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 30, 2016, EZTD Inc. (the “Company”)  entered into a binding term sheet dated December 29, 2016 (the “Term Sheet”) for the purchase of $3,000,000 of the Company’s common stock (the “Investment”) by Compagnie Financiere St. Exupery SICAV-SIF (the “Investor”) at a purchase price of $6.00 per share. The Investor will pay the Investment in two tranches: upon execution of the Term Sheet, the Company received $800,000 (the “First Tranche”), and the Company will receive the remaining $2,200,000 (the “Second Tranche”) upon the execution of a Share Purchase Agreement between the Company and the Investor (the “Share Purchase Agreement”) which is subject to the satisfaction of certain specified conditions, as further described below and therein.

Pursuant to the Term Sheet, in consideration for its Investment, the Investor will receive an aggregate of 500,000 shares of the Company’s common stock (“Common Stock”). The Investor received 133,333 shares of Common Stock upon payment of the First Tranche, and will receive the remaining 366,667 shares of Common Stock upon the Investor’s payment of the Second Tranche.

The payment of the Second Tranche and execution of the Share Purchase Agreement are subject to the following conditions, in accordance with the Term Sheet:

●	The Company’s existing convertible debt holders (the “Convertible Debt Holders”) shall convert their convertible debt in the Company in the aggregate amount of $5,457,838.74 into shares of Common Stock at conversion prices ranging from $5.7234 to $7.00 per share.

●	The Investor shall be granted the right to designate two directors to the Company’s board of directors (the “Investor Directors”) and to each of the Company’s subsidiaries’ boards of directors.

●	The Convertible Debt Holders shall be granted the right to appoint an observer to participate in all meetings of the board of directors for the Company and any of its subsidiaries. Such appointed observer will have no voting or other powers.

●	Certain directors of the Company shall comply with the respective commitments made by each, as follows:

●	Among other commitments, Shimon Citron shall terminate any employment, consulting or service agreements currently in place and shall forfeit any credits toward the Company, its subsidiaries or related entities to which he is entitled directly or indirectly. The foregoing shall exclude credits due to him under his employment agreement with Win Global Markets (Israel) Ltd., dated as of October 1, 2013, and his consulting agreement with Citron Investments Ltd., dated as of September 23, 2008, and any accrued amounts due to him thereunder in connection with his base salary from the Company. Mr. Citron shall continue as Chief Executive Officer of the Company, receiving a monthly fee of $21,150, plus a bonus of 5% of the Company’s annual consolidated net income, paid quarterly. Mr. Citron shall also continue to serve as a director of Win Global Markets (Israel) Ltd., receiving a monthly fee of NIS30,000. Mr. Citron shall be required, directly or indirectly, to acquire the shares of Winner Option Ltd. currently held by the Company, and Winner Option Ltd. shall forego any payments that it may be owed by the Company after December 31, 2016. Mr. Citron shall also be required to invest at least $500,000 in the Company at a price of $6.00 per share by June 30, 2017. In addition, any existing options issued to Mr. Citron directly or indirectly shall be amended to have an exercise price of $6.00 per share.

●	Among other commitments, Gustavo Perrotta and Ron Lubash shall each forfeit any credits toward the Company, its subsidiaries or related entities to which either is entitled directly or indirectly, and each shall continue to serve as a director of the Company until December 31, 2017 without compensation in connection with such service. Any existing options issued to Mr. Perotta or Mr. Lubash directly or indirectly shall be amended to have an exercise price of $6.00 per share.

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●	In addition, the Company and Hamilton Venture Capital Ltd. shall mutually terminate the services agreement between them dated as of March 1, 2016, and Hamilton Venture Capital Ltd. shall forfeit any credits toward the Company to which it is currently entitled.

●	The Company’s by-laws shall be amended to: (i) require shareholder approval of annual accounts at the end of each fiscal year or before entering into any extraordinary transaction or transaction modifying the composition of the Company’s share capital; (ii) require a majority vote of all directors, including the affirmative vote of the Investor Directors, in the event of purchase of shares in other entities, mergers or acquisitions, incorporation of new subsidiaries or branches, entry into consulting agreements exceeding $25,000, or approval of the Company’s budget; and (iii) incorporate a provision that requires re-election of all of the Company’s directors in the event of any one director’s resignation or disqualification.

Item 3.02.	Unregistered Sales of Equity Securities.

On December 30, 2016, the Company and the Investor closed on the First Tranche, as described further in Item 1.01, Entry into a Material Definitive Agreement, which description is incorporated herein.

The shares of Common Stock issued to the Investor in the First Tranche are exempt from the registration requirements of the Securities Act pursuant to Section 4(a)(2) of the Securities Act and pursuant to Regulation S of the Securities Act to non-U.S. investors. The shares of Common Stock issued in the First Tranche have not been registered under the Securities Act and may not be sold in the United States absent registration or an exemption from registration.

Warning Concerning Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements. These forward-looking statements include, but are not limited to those statements regarding the Company’s intent to satisfy certain agreed-upon conditions and its plan to enter into definitive agreements. Although the Company has signed the Term Sheet, it may not be successful in negotiating definitive documentation by the date expected or at all, and even if successful, the full Investment amount may not be received if the conditions to closing the Share Purchase Agreement are not met. These forward-looking statements and their implications are based on the current expectations of the management of the Company only, and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The forward-looking statements contained in this Current Report on Form 8-K are subject to risks and uncertainties, including those discussed in the Company’s reports filed from time to time with the SEC. Except as otherwise required by law, the Company undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 6, 2017	EZTD INC.

	By:	/s/ Shimon Citron
	Name:	Shimon Citron
	Title:	Chief Executive Officer

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